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                             SUPPLEMENT DATED MAY 1, 2003
                           TO PROSPECTUS DATED MAY 1, 2003

                       IQ3 FLEXIBLE PREMIUM VARIABLE ANNUITY
                                      issued by
                           INTEGRITY LIFE INSURANCE COMPANY

THIS SUPPLEMENT PROVIDES INFORMATION REGARDING THE TOUCHSTONE INTERNATIONAL EQUITY FUND. THIS SUPPLEMENT MODIFIES THE PROSPECTUS.

The Touchstone International Equity Fund is available for additional deposits or new contributions on or after May 1, 2003.

The investment objective of the Touchstone International Equity Fund is as follows:

Touchstone International Equity Fund seeks long term growth of capital by investing at least 80% of total assets in equity securities of foreign issuers. The fund will invest in at least three countries outside of the United States and focuses on companies located in Europe, Australia and the Far East. The fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.